Supplemental Information
First Quarter 2019

Current period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Table of Contents	Page

Consolidated Financial Highlights	2
Consolidated Statement of Income	3
Consolidated Statement of Comprehensive Income	3
Net Interest Income and Noninterest Income	4
Consolidated Balance Sheet	5
Capital Management	6
Quarterly Average Balances and Interest Rates	7
Debt Securities	9
Supplemental Financial Data	10
Quarterly Results by Business Segment and All Other	11
Consumer Banking
Total Segment Results	13
Key Indicators	14
Business Results	15
Global Wealth & Investment Management
Total Segment Results	16
Key Indicators	17
Global Banking
Total Segment Results	18
Key Indicators	19
Global Markets
Total Segment Results	20
Key Indicators	21
All Other
Total Results	22
Outstanding Loans and Leases	23
Quarterly Average Loans and Leases by Business Segment and All Other	24
Commercial Credit Exposure by Industry	25
Top 20 Non-U.S. Countries Exposure	26
Nonperforming Loans, Leases and Foreclosed Properties	27
Nonperforming Loans, Leases and Foreclosed Properties Activity	28
Quarterly Net Charge-offs and Net Charge-off Ratios	29
Allocation of the Allowance for Credit Losses by Product Type	30

Exhibit A: Non-GAAP Reconciliations	31

Financial Reporting Changes and Reclassifications
Effective January 1, 2019, the Corporation made certain financial reporting changes and reclassifications, which were adopted on a retrospective basis. The changes and reclassifications reflect changes to both the format of the Consolidated Statement of Income and segment allocations. For additional information, see the Corporation’s Current Report on Form 8-K filed with the SEC on April 1, 2019. Prior-period financial information presented herein for the Consolidated Statement of Income, Consolidated Balance Sheet, certain consolidated quarterly averages and segment results has been updated to reflect the changes and reclassifications.

Business Segment Operations
The Corporation reports the results of operations of its four business segments and All Other on a fully taxable-equivalent (FTE) basis. Additionally, the results for the total Corporation as presented on pages 11-12 are reported on an FTE basis.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Income statement
Net interest income	$12,375	$12,504	$12,061	$11,828	$11,769
Noninterest income	10,629	10,173	10,663	10,721	11,301
Total revenue, net of interest expense	23,004	22,677	22,724	22,549	23,070
Provision for credit losses	1,013	905	716	827	834
Noninterest expense	13,224	13,074	13,014	13,224	13,842
Income tax expense	1,456	1,420	1,827	1,714	1,476
Net income	7,311	7,278	7,167	6,784	6,918
Preferred stock dividends	442	239	466	318	428
Net income applicable to common shareholders	6,869	7,039	6,701	6,466	6,490
Diluted earnings per common share	0.70	0.70	0.66	0.63	0.62
Average diluted common shares issued and outstanding	9,787.3	9,996.0	10,170.8	10,309.4	10,472.7
Dividends paid per common share	$0.15	$0.15	$0.15	$0.12	$0.12

Performance ratios
Return on average assets	1.26%	1.24%	1.23%	1.17%	1.21%
Return on average common shareholders’ equity	11.42	11.57	10.99	10.75	10.85
Return on average shareholders’ equity	11.14	10.95	10.74	10.26	10.57
Return on average tangible common shareholders’ equity (1)	16.01	16.29	15.48	15.15	15.26
Return on average tangible shareholders’ equity (1)	15.10	14.90	14.61	13.95	14.37
Efficiency ratio	57.48	57.65	57.27	58.65	60.00

At period end
Book value per share of common stock	$25.57	$25.13	$24.33	$24.07	$23.74
Tangible book value per share of common stock (1)	18.26	17.91	17.23	17.07	16.84
Market capitalization	263,992	238,251	290,424	282,259	305,176
Number of financial centers - U.S.	4,353	4,341	4,385	4,433	4,452
Number of branded ATMs - U.S.	16,378	16,255	16,089	16,050	16,011
Headcount	205,292	204,489	204,681	207,992	207,953

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 31.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Net interest income
Interest income	$18,170	$17,836	$16,965	$16,369	$15,599
Interest expense	5,795	5,332	4,904	4,541	3,830
Net interest income	12,375	12,504	12,061	11,828	11,769

Noninterest income
Fees and commissions	7,838	8,345	8,076	8,317	8,340
Trading account income	2,338	1,448	1,717	2,151	2,553
Other income	453	380	870	253	408
Total noninterest income	10,629	10,173	10,663	10,721	11,301
Total revenue, net of interest expense	23,004	22,677	22,724	22,549	23,070

Provision for credit losses	1,013	905	716	827	834

Noninterest expense
Compensation and benefits	8,249	7,735	7,721	7,944	8,480
Occupancy and equipment	1,605	1,593	1,589	1,591	1,607
Information processing and communications	1,164	1,156	1,113	1,121	1,165
Product delivery and transaction related	662	708	687	706	756
Marketing	442	513	421	395	345
Professional fees	360	480	439	399	381
Other general operating	742	889	1,044	1,068	1,108
Total noninterest expense	13,224	13,074	13,014	13,224	13,842
Income before income taxes	8,767	8,698	8,994	8,498	8,394
Income tax expense	1,456	1,420	1,827	1,714	1,476
Net income	$7,311	$7,278	$7,167	$6,784	$6,918
Preferred stock dividends	442	239	466	318	428
Net income applicable to common shareholders	$6,869	$7,039	$6,701	$6,466	$6,490

Per common share information
Earnings	$0.71	$0.71	$0.67	$0.64	$0.63
Diluted earnings	0.70	0.70	0.66	0.63	0.62
Average common shares issued and outstanding	9,725.9	9,855.8	10,031.6	10,181.7	10,322.4
Average diluted common shares issued and outstanding	9,787.3	9,996.0	10,170.8	10,309.4	10,472.7

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018		Second Quarter 2018		First Quarter 2018

Net income	$7,311	$7,278	$7,167		$6,784		$6,918
Other comprehensive income (loss), net-of-tax:
Net change in debt and equity securities	2,309	2,213	(1,172)	—	(1,031)	—	(3,963)
Net change in debit valuation adjustments	(363)	566	(269)		179		273
Net change in derivatives	229	293	21		(92)		(275)
Employee benefit plan adjustments	28	(496)	31		30		30
Net change in foreign currency translation adjustments	(34)	49	(114)		(141)		(48)
Other comprehensive income (loss)	2,169	2,625	(1,503)		(1,055)		(3,983)
Comprehensive income	$9,480	$9,903	$5,664		$5,729		$2,935

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Net interest income
Interest income
Loans and leases	$10,885	$10,716	$10,401	$10,071	$9,623
Debt securities	3,119	3,078	2,986	2,856	2,804
Federal funds sold and securities borrowed or purchased under agreements to resell	1,195	1,046	799	709	622
Trading account assets	1,322	1,305	1,172	1,198	1,136
Other interest income	1,649	1,691	1,607	1,535	1,414
Total interest income	18,170	17,836	16,965	16,369	15,599

Interest expense
Deposits	1,795	1,562	1,230	943	760
Short-term borrowings	1,852	1,716	1,526	1,462	1,135
Trading account liabilities	345	318	335	348	357
Long-term debt	1,803	1,736	1,813	1,788	1,578
Total interest expense	5,795	5,332	4,904	4,541	3,830
Net interest income	$12,375	$12,504	$12,061	$11,828	$11,769

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$896	$1,016	$925	$1,011	$914
Other card income	479	506	492	472	488
Total card income	1,375	1,522	1,417	1,483	1,402
Service charges
Deposit-related fees	1,580	1,659	1,682	1,680	1,646
Lending-related fees	259	272	279	274	275
Total service charges	1,839	1,931	1,961	1,954	1,921
Investment and brokerage services
Asset management fees	2,440	2,536	2,576	2,513	2,564
Brokerage fees	920	1,008	918	945	1,100
Total investment and brokerage services	3,360	3,544	3,494	3,458	3,664
Investment banking fees
Underwriting income	666	562	701	719	740
Syndication fees	255	389	241	400	317
Financial advisory services	343	397	262	303	296
Total investment banking fees	1,264	1,348	1,204	1,422	1,353
Total fees and commissions	7,838	8,345	8,076	8,317	8,340
Trading account income	2,338	1,448	1,717	2,151	2,553
Other income	453	380	870	253	408
Total noninterest income	$10,629	$10,173	$10,663	$10,721	$11,301

(1)
Gross interchange fees were $2.3 billion, $2.5 billion, $2.4 billion, $2.4 billion and $2.2 billion and are presented net of $1.4 billion, $1.5 billion, $1.5 billion, $1.4 billion and $1.3 billion of expenses for rewards and partner payments for the first quarter of 2019 and fourth, third, second and first quarters of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	March 31 2019	December 31 2018	March 31 2018
Assets
Cash and due from banks	$28,083	$29,063	$26,247
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	143,540	148,341	177,994
Cash and cash equivalents	171,623	177,404	204,241
Time deposits placed and other short-term investments	9,480	7,494	8,069
Federal funds sold and securities borrowed or purchased under agreements to resell	267,017	261,131	244,630
Trading account assets	239,062	214,348	198,477
Derivative assets	42,391	43,725	47,869
Debt securities:
Carried at fair value	241,956	238,101	303,298
Held-to-maturity, at cost	198,718	203,652	123,539
Total debt securities	440,674	441,753	426,837
Loans and leases	945,615	946,895	934,078
Allowance for loan and lease losses	(9,577)	(9,601)	(10,260)
Loans and leases, net of allowance	936,038	937,294	923,818
Premises and equipment, net	10,251	9,906	9,399
Goodwill	68,951	68,951	68,951
Loans held-for-sale	6,297	10,367	9,227
Customer and other receivables	53,496	65,814	58,127
Other assets	131,884	116,320	128,833
Total assets	$2,377,164	$2,354,507	$2,328,478

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$395,350	$412,587	$434,709
Interest-bearing	907,076	891,636	811,212
Deposits in non-U.S. offices:
Noninterest-bearing	12,066	14,060	13,768
Interest-bearing	64,845	63,193	68,975
Total deposits	1,379,337	1,381,476	1,328,664
Federal funds purchased and securities loaned or sold under agreements to repurchase	188,451	186,988	178,528
Trading account liabilities	84,410	68,220	100,218
Derivative liabilities	36,338	37,891	33,900
Short-term borrowings	14,008	20,189	38,073
Accrued expenses and other liabilities	173,681	165,026	150,563
Long-term debt	233,929	229,392	232,308
Total liabilities	2,110,154	2,089,182	2,062,254
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,843,140, 3,843,140 and 3,931,683 shares	22,326	22,326	24,672
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 9,568,389,268, 9,669,286,370 and 10,175,910,851 shares	112,838	118,896	133,532
Retained earnings	141,888	136,314	120,298
Accumulated other comprehensive income (loss)	(10,042)	(12,211)	(12,278)
Total shareholders’ equity	267,010	265,325	266,224
Total liabilities and shareholders’ equity	$2,377,164	$2,354,507	$2,328,478

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,453	$5,798	$6,065
Loans and leases	41,528	43,850	46,590
Allowance for loan and lease losses	(884)	(912)	(984)
Loans and leases, net of allowance	40,644	42,938	45,606
All other assets	332	337	412
Total assets of consolidated variable interest entities	$46,429	$49,073	$52,083

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$1,547	$742	$286
Long-term debt	8,182	10,944	10,051
All other liabilities	25	30	38
Total liabilities of consolidated variable interest entities	$9,754	$11,716	$10,375

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	March 31 2019	December 31 2018	March 31 2018
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$169,243	$167,272	$164,828
Tier 1 capital	190,963	189,038	188,900
Total capital	223,710	221,304	223,772
Risk-weighted assets	1,454,968	1,437,206	1,451,791
Common equity tier 1 capital ratio	11.6%	11.6%	11.4%
Tier 1 capital ratio	13.1	13.2	13.0
Total capital ratio	15.4	15.4	15.4

Advanced Approaches
Common equity tier 1 capital	$169,243	$167,272	$164,828
Tier 1 capital	190,963	189,038	188,900
Total capital	215,594	212,878	215,261
Risk-weighted assets	1,423,456	1,408,939	1,457,795
Common equity tier 1 capital ratio	11.9%	11.9%	11.3%
Tier 1 capital ratio	13.4	13.4	13.0
Total capital ratio	15.1	15.1	14.8

Leverage-based metrics (1)
Adjusted average assets	$2,283,983	$2,257,545	$2,247,247
Tier 1 leverage ratio	8.4%	8.4%	8.4%

Supplementary leverage exposure	$2,822,155	$2,791,316	$2,794,363
Supplementary leverage ratio	6.8%	6.8%	6.8%

Tangible equity ratio (2)	8.5	8.6	8.7
Tangible common equity ratio (2)	7.6	7.6	7.6

(1)
Regulatory capital ratios at March 31, 2019 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy.

(2)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 31.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	First Quarter 2019			Fourth Quarter 2018			First Quarter 2018
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$134,962	$506	1.52%	$129,814	$494	1.51%	$140,247	$422	1.22%
Time deposits placed and other short-term investments	8,453	59	2.82	8,691	59	2.72	10,786	61	2.31
Federal funds sold and securities borrowed or purchased under agreements to resell	274,308	1,195	1.77	263,626	1,046	1.57	248,320	622	1.02
Trading account assets	140,228	1,341	3.87	138,046	1,327	3.82	131,123	1,147	3.54
Debt securities	441,680	3,148	2.83	440,967	3,108	2.76	433,096	2,830	2.58
Loans and leases (1):
Residential mortgage	210,174	1,862	3.55	209,646	1,857	3.54	204,830	1,782	3.48
Home equity	47,690	593	5.03	50,757	634	4.96	56,952	643	4.56
U.S. credit card	95,008	2,530	10.80	95,766	2,533	10.49	94,423	2,313	9.93
Direct/Indirect and other consumer	90,430	821	3.69	91,458	823	3.57	95,292	728	3.10
Total consumer	443,302	5,806	5.29	447,627	5,847	5.20	451,497	5,466	4.89
U.S. commercial	316,089	3,349	4.29	308,557	3,203	4.12	299,850	2,717	3.68
Non-U.S. commercial	101,996	886	3.52	95,937	835	3.45	99,504	738	3.01
Commercial real estate	60,859	702	4.68	60,876	703	4.59	59,231	587	4.02
Commercial lease financing	21,774	196	3.60	21,724	182	3.36	21,833	175	3.20
Total commercial	500,718	5,133	4.15	487,094	4,923	4.01	480,418	4,217	3.56
Total loans and leases	944,020	10,939	4.69	934,721	10,770	4.58	931,915	9,683	4.20
Other earning assets	67,667	1,135	6.80	70,869	1,187	6.65	84,345	984	4.72
Total earning assets (2)	2,011,318	18,323	3.68	1,986,734	17,991	3.60	1,979,832	15,749	3.21
Cash and due from banks	25,824			26,081			26,275
Other assets, less allowance for loan and lease losses	323,850			321,771			319,771
Total assets	$2,360,992			$2,334,586			$2,325,878

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	First Quarter 2019	Fourth Quarter 2018	First Quarter 2018
Federal funds sold and securities borrowed or purchased under agreements to resell	$(74)	$(61)	$5
Debt securities	10	13	(3)
U.S. commercial loans and leases	(9)	(10)	(9)
Net hedge expense on assets	$(73)	$(58)	$(7)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	First Quarter 2019			Fourth Quarter 2018			First Quarter 2018
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$53,573	$1	0.01%	$52,523	$2	0.01%	$54,747	$1	0.01%
NOW and money market deposit accounts	731,025	1,157	0.64	701,697	957	0.54	659,033	406	0.25
Consumer CDs and IRAs	41,791	74	0.72	38,899	48	0.49	41,313	33	0.33
Negotiable CDs, public funds and other deposits	65,974	367	2.25	62,719	362	2.29	40,639	157	1.56
Total U.S. interest-bearing deposits	892,363	1,599	0.73	855,838	1,369	0.63	795,732	597	0.30
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,387	6	1.02	2,321	7	1.14	2,243	9	1.67
Governments and official institutions	178	—	0.11	275	—	0.04	1,154	—	0.02
Time, savings and other	64,212	190	1.20	64,599	186	1.14	67,334	154	0.92
Total non-U.S. interest-bearing deposits	66,777	196	1.19	67,195	193	1.14	70,731	163	0.93
Total interest-bearing deposits	959,140	1,795	0.76	923,033	1,562	0.67	866,463	760	0.36
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	265,163	1,852	2.83	262,497	1,716	2.60	279,801	1,135	1.64
Trading account liabilities	45,593	345	3.07	45,329	318	2.79	55,362	357	2.62
Long-term debt	196,726	1,803	3.69	201,056	1,736	3.44	197,787	1,578	3.22
Total interest-bearing liabilities (1)	1,466,622	5,795	1.60	1,431,915	5,332	1.48	1,399,413	3,830	1.11
Noninterest-bearing sources:
Noninterest-bearing deposits	400,724			421,918			430,805
Other liabilities (2)	227,429			217,055			230,180
Shareholders’ equity	266,217			263,698			265,480
Total liabilities and shareholders’ equity	$2,360,992			$2,334,586			$2,325,878
Net interest spread			2.08%			2.12%			2.10%
Impact of noninterest-bearing sources			0.43			0.40			0.32
Net interest income/yield on earning assets (3)		$12,528	2.51%		$12,659	2.52%		$11,919	2.42%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	First Quarter 2019	Fourth Quarter 2018	First Quarter 2018
Consumer CDs and IRAs	$5	$6	$5
Negotiable CDs, public funds and other deposits	3	3	3
Banks located in non-U.S. countries	4	4	5
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	5	11	29
Long-term debt	33	(51)	(246)
Net hedge (income) expense on liabilities	$50	$(27)	$(204)

(2)	Includes $31.4 billion, $29.6 billion and $31.9 billion of structured notes and liabilities for the first quarter of 2019 and the fourth and first quarters of 2018, respectively.

(3)	Net interest income includes FTE adjustments of $153 million, $155 million and $150 million for the first quarter of 2019 and fourth and first quarters of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	March 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$118,899	$217	$(1,951)	$117,165
Agency-collateralized mortgage obligations	5,411	35	(67)	5,379
Commercial	14,489	48	(168)	14,369
Non-agency residential	1,772	251	(8)	2,015
Total mortgage-backed securities	140,571	551	(2,194)	138,928
U.S. Treasury and agency securities	61,461	261	(698)	61,024
Non-U.S. securities	10,759	5	(2)	10,762
Other taxable securities, substantially all asset-backed securities	3,375	59	(1)	3,433
Total taxable securities	216,166	876	(2,895)	214,147
Tax-exempt securities	17,360	148	(42)	17,466
Total available-for-sale debt securities	233,526	1,024	(2,937)	231,613
Other debt securities carried at fair value	10,152	211	(20)	10,343
Total debt securities carried at fair value	243,678	1,235	(2,957)	241,956
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	198,718	1,949	(2,137)	198,530
Total debt securities	$442,396	$3,184	$(5,094)	$440,486

	December 31, 2018
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$125,116	$138	$(3,428)	$121,826
Agency-collateralized mortgage obligations	5,621	19	(110)	5,530
Commercial	14,469	11	(402)	14,078
Non-agency residential	1,792	136	(11)	1,917
Total mortgage-backed securities	146,998	304	(3,951)	143,351
U.S. Treasury and agency securities	56,239	62	(1,378)	54,923
Non-U.S. securities	9,307	5	(6)	9,306
Other taxable securities, substantially all asset-backed securities	4,387	29	(6)	4,410
Total taxable securities	216,931	400	(5,341)	211,990
Tax-exempt securities	17,349	99	(72)	17,376
Total available-for-sale debt securities	234,280	499	(5,413)	229,366
Other debt securities carried at fair value	8,595	172	(32)	8,735
Total debt securities carried at fair value	242,875	671	(5,445)	238,101
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	203,652	747	(3,964)	200,435
Total debt securities	$446,527	$1,418	$(9,409)	$438,536

Other Debt Securities Carried at Fair Value
(Dollars in millions)	March 31 2019	December 31 2018
Mortgage-backed securities	$2,651	$1,606
U.S. Treasury and agency securities	—	1,282
Non-U.S. securities (1)	7,689	5,844
Other taxable securities, substantially all asset-backed securities	3	3
Total	$10,343	$8,735

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Fully taxable-equivalent (FTE) basis data (1)
Net interest income	$12,528	$12,659	$12,212	$11,982	$11,919
Total revenue, net of interest expense	23,157	22,832	22,875	22,703	23,220
Net interest yield	2.51%	2.52%	2.45%	2.41%	2.42%
Efficiency ratio	57.10	57.26	56.89	58.25	59.61

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $153 million, $155 million, $151 million, $154 million and $150 million for the first quarter of 2019 and fourth, third, second and first quarters of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	First Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,528	$7,106	$1,684	$2,790	$953	$(5)
Noninterest income
Fees and commissions:
Card income	1,375	1,197	26	131	20	1
Service charges	1,839	1,020	18	713	82	6
Investment and brokerage services	3,360	73	2,842	9	444	(8)
Investment banking fees	1,264	—	80	709	537	(62)
Total fees and commissions	7,838	2,290	2,966	1,562	1,083	(63)
Trading account income	2,338	2	34	50	2,082	170
Other income (loss)	453	234	136	753	63	(733)
Total noninterest income (loss)	10,629	2,526	3,136	2,365	3,228	(626)
Total revenue, net of interest expense	23,157	9,632	4,820	5,155	4,181	(631)
Provision for credit losses	1,013	974	5	111	(23)	(54)
Noninterest expense	13,224	4,359	3,426	2,266	2,755	418
Income (loss) before income taxes	8,920	4,299	1,389	2,778	1,449	(995)
Income tax expense (benefit)	1,609	1,053	340	750	413	(947)
Net income (loss)	$7,311	$3,246	$1,049	$2,028	$1,036	$(48)

Average
Total loans and leases	$944,020	$292,269	$164,403	$370,108	$70,080	$47,160
Total assets (1)	2,360,992	769,262	297,123	434,920	664,052	195,635
Total deposits	1,359,864	696,939	261,831	349,037	31,366	20,691
Quarter end
Total loans and leases	$945,615	$292,454	$164,483	$373,017	$70,052	$45,609
Total assets (1)	2,377,164	794,510	296,785	436,066	671,123	178,680
Total deposits	1,379,337	721,727	261,168	343,897	31,073	21,472

	Fourth Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,659	$7,111	$1,612	$2,849	$936	$151
Noninterest income
Fees and commissions:
Card income	1,522	1,339	34	129	20	—
Service charges	1,931	1,086	18	743	79	5
Investment and brokerage services	3,544	77	2,978	24	474	(9)
Investment banking fees	1,348	(1)	94	760	514	(19)
Total fees and commissions	8,345	2,501	3,124	1,656	1,087	(23)
Trading account income	1,448	2	31	75	1,132	208
Other income (loss)	380	349	271	589	92	(921)
Total noninterest income (loss)	10,173	2,852	3,426	2,320	2,311	(736)
Total revenue, net of interest expense	22,832	9,963	5,038	5,169	3,247	(585)
Provision for credit losses	905	915	23	85	6	(124)
Noninterest expense	13,074	4,442	3,560	2,127	2,553	392
Income (loss) before income taxes	8,853	4,606	1,455	2,957	688	(853)
Income tax expense (benefit)	1,575	1,173	370	769	178	(915)
Net income	$7,278	$3,433	$1,085	$2,188	$510	$62

Average
Total loans and leases	$934,721	$289,862	$163,516	$357,410	$70,609	$53,324
Total assets (1)	2,334,586	759,027	283,264	440,522	655,069	196,704
Total deposits	1,344,951	686,826	247,427	359,642	31,077	19,979
Quarter end
Total loans and leases	$946,895	$294,335	$164,854	$365,717	$73,928	$48,061
Total assets (1)	2,354,507	768,881	305,907	442,330	641,923	195,466
Total deposits	1,381,476	696,146	268,700	360,248	37,841	18,541

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	First Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,919	$6,477	$1,584	$2,679	$1,020	$159
Noninterest income
Fees and commissions:
Card income	1,402	1,234	21	128	20	(1)
Service charges	1,921	1,044	19	763	90	5
Investment and brokerage services	3,664	82	3,040	25	488	29
Investment banking fees	1,353	—	84	744	609	(84)
Total fees and commissions	8,340	2,360	3,164	1,660	1,207	(51)
Trading account income (loss)	2,553	2	29	61	2,557	(96)
Other income (loss)	408	141	79	595	28	(435)
Total noninterest income (loss)	11,301	2,503	3,272	2,316	3,792	(582)
Total revenue, net of interest expense	23,220	8,980	4,856	4,995	4,812	(423)
Provision for credit losses	834	935	38	16	(3)	(152)
Noninterest expense	13,842	4,548	3,580	2,291	2,923	500
Income (loss) before income taxes	8,544	3,497	1,238	2,688	1,892	(771)
Income tax expense (benefit)	1,626	893	316	699	492	(774)
Net income	$6,918	$2,604	$922	$1,989	$1,400	$3

Average
Total loans and leases	$931,915	$279,557	$159,095	$351,689	$73,763	$67,811
Total assets (1)	2,325,878	746,647	279,716	421,863	678,354	199,298
Total deposits	1,297,268	674,351	243,077	324,405	32,320	23,115
Quarter end
Total loans and leases	$934,078	$279,055	$159,636	$355,165	$75,638	$64,584
Total assets (1)	2,328,478	774,257	279,332	425,328	648,605	200,956
Total deposits	1,328,664	701,488	241,531	331,238	32,301	22,106

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Net interest income	$7,106	$7,111	$6,844	$6,593	$6,477
Noninterest income:
Card income	1,197	1,339	1,237	1,292	1,234
Service charges	1,020	1,086	1,098	1,072	1,044
All other income	309	427	263	276	225
Total noninterest income	2,526	2,852	2,598	2,640	2,503
Total revenue, net of interest expense	9,632	9,963	9,442	9,233	8,980

Provision for credit losses	974	915	870	944	935

Noninterest expense	4,359	4,442	4,328	4,369	4,548
Income before income taxes	4,299	4,606	4,244	3,920	3,497
Income tax expense	1,053	1,173	1,081	999	893
Net income	$3,246	$3,433	$3,163	$2,921	$2,604

Net interest yield	3.96%	3.92%	3.77%	3.67%	3.71%
Return on average allocated capital (1)	36	37	34	32	29
Efficiency ratio	45.24	44.58	45.83	47.33	50.64

Balance Sheet
Average
Total loans and leases	$292,269	$289,862	$284,994	$280,689	$279,557
Total earning assets (2)	727,350	719,329	720,643	720,871	707,746
Total assets (2)	769,262	759,027	759,665	759,982	746,647
Total deposits	696,939	686,826	687,530	687,812	674,351
Allocated capital (1)	37,000	37,000	37,000	37,000	37,000

Period end
Total loans and leases	$292,454	$294,335	$287,277	$283,565	$279,055
Total earning assets (2)	752,620	728,813	726,486	729,029	735,241
Total assets (2)	794,510	768,881	765,498	768,188	774,257
Total deposits	721,727	696,146	692,770	695,530	701,488

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Average deposit balances
Checking	$364,908	$356,609	$354,013	$351,686	$341,204
Savings	51,294	50,968	52,306	54,052	53,068
MMS	242,460	241,576	243,064	242,841	239,714
CDs and IRAs	35,566	34,831	35,225	36,173	37,366
Other	2,711	2,842	2,922	3,060	2,999
Total average deposit balances	$696,939	$686,826	$687,530	$687,812	$674,351

Deposit spreads (excludes noninterest costs)
Checking	2.31%	2.23%	2.18%	2.13%	2.08%
Savings	2.53	2.49	2.45	2.40	2.37
MMS	2.45	2.29	2.15	2.00	1.85
CDs and IRAs	2.42	2.40	2.22	2.02	1.73
Other	2.78	2.61	2.47	2.16	1.73
Total deposit spreads	2.38	2.28	2.19	2.10	2.00

Consumer Investment Assets	$210,930	$185,881	$203,882	$191,472	$182,110

Active digital banking users (units in thousands) (1)	37,034	36,264	36,174	35,722	35,518
Active mobile banking users (units in thousands)	27,127	26,433	25,990	25,335	24,801
Financial centers	4,353	4,341	4,385	4,433	4,452
ATMs	16,378	16,255	16,089	16,050	16,011

Total U.S. credit card (2)
Loans
Average credit card outstandings	$95,008	$95,766	$94,710	$93,531	$94,423
Ending credit card outstandings	93,009	98,338	94,829	94,790	93,014
Credit quality
Net charge-offs	$745	$699	$698	$739	$701
	3.18%	2.90%	2.92%	3.17%	3.01%
30+ delinquency	$1,932	$1,989	$1,805	$1,695	$1,795
	2.08%	2.02%	1.90%	1.79%	1.93%
90+ delinquency	$1,005	$994	$872	$865	$925
	1.08%	1.01%	0.92%	0.91%	0.99%
Other Total U.S. credit card indicators (2)
Gross interest yield	10.80%	10.49%	10.20%	9.86%	9.93%
Risk-adjusted margin	8.03	8.73	8.08	7.96	8.22
New accounts (in thousands)	1,034	1,048	1,116	1,186	1,194
Purchase volumes	$62,751	$70,048	$66,490	$66,821	$61,347

Debit card data
Purchase volumes	$78,494	$81,893	$79,920	$80,697	$76,052

Loan production (3)
Total (4):
First mortgage	$11,460	$9,417	$10,682	$11,672	$9,424
Home equity	2,825	3,640	3,399	4,081	3,749
Consumer Banking:
First mortgage	$8,155	$6,227	$7,208	$7,881	$5,964
Home equity	2,485	3,209	3,053	3,644	3,345

(1)	Digital users represents mobile and/or online users.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(3)	The above loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	First Quarter 2019			Fourth Quarter 2018
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$7,106	$4,307	$2,799	$7,111	$4,280	$2,831
Noninterest income:
Card income	1,197	(7)	1,204	1,339	(8)	1,347
Service charges	1,020	1,020	—	1,086	1,084	2
All other income	309	232	77	427	255	172
Total noninterest income	2,526	1,245	1,281	2,852	1,331	1,521
Total revenue, net of interest expense	9,632	5,552	4,080	9,963	5,611	4,352

Provision for credit losses	974	46	928	915	60	855

Noninterest expense	4,359	2,640	1,719	4,442	2,669	1,773
Income before income taxes	4,299	2,866	1,433	4,606	2,882	1,724
Income tax expense	1,053	702	351	1,173	734	439
Net income	$3,246	$2,164	$1,082	$3,433	$2,148	$1,285

Net interest yield	3.96%	2.52%	3.95%	3.92%	2.48%	3.94%
Return on average allocated capital (1)	36	73	18	37	71	20
Efficiency ratio	45.24	47.54	42.12	44.58	47.56	40.74

Balance Sheet
Average
Total loans and leases	$292,269	$5,313	$286,956	$289,862	$5,302	$284,560
Total earning assets (2)	727,350	693,051	287,259	719,329	684,600	284,920
Total assets (2)	769,262	724,493	297,729	759,027	713,679	295,539
Total deposits	696,939	692,172	4,767	686,826	681,478	5,348
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Period end
Total loans and leases	$292,454	$5,283	$287,171	$294,335	$5,470	$288,865
Total earning assets (2)	752,620	717,753	287,661	728,813	694,672	289,249
Total assets (2)	794,510	748,742	298,562	768,881	724,019	299,970
Total deposits	721,727	716,345	5,382	696,146	691,666	4,480

				First Quarter 2018
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$6,477	$3,712	$2,765
Noninterest income:
Card income				1,234	(7)	1,241
Service charges				1,044	1,044	—
All other income				225	130	95
Total noninterest income				2,503	1,167	1,336
Total revenue, net of interest expense				8,980	4,879	4,101

Provision for credit losses				935	41	894

Noninterest expense				4,548	2,720	1,828
Income before income taxes				3,497	2,118	1,379
Income tax expense				893	541	352
Net income				$2,604	$1,577	$1,027

Net interest yield				3.71%	2.23%	4.08%
Return on average allocated capital (1)				29	53	17
Efficiency ratio				50.64	55.75	44.57

Balance Sheet
Average
Total loans and leases				$279,557	$5,170	$274,387
Total earning assets (2)				707,746	673,633	274,748
Total assets (2)				746,647	701,418	285,864
Total deposits				674,351	668,983	5,368
Allocated capital (1)				37,000	12,000	25,000

Period end
Total loans and leases				$279,055	$5,111	$273,944
Total earning assets (2)				735,241	700,415	274,977
Total assets (2)				774,257	728,065	286,343
Total deposits				701,488	695,514	5,974

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Net interest income	$1,684	$1,612	$1,531	$1,538	$1,584
Noninterest income:
Investment and brokerage services	2,842	2,978	3,004	2,937	3,040
All other income	294	448	282	267	232
Total noninterest income	3,136	3,426	3,286	3,204	3,272
Total revenue, net of interest expense	4,820	5,038	4,817	4,742	4,856

Provision for credit losses	5	23	13	12	38

Noninterest expense	3,426	3,560	3,440	3,426	3,580
Income before income taxes	1,389	1,455	1,364	1,304	1,238
Income tax expense	340	370	348	332	316
Net income	$1,049	$1,085	$1,016	$972	$922

Net interest yield	2.40%	2.41%	2.37%	2.42%	2.44%
Return on average allocated capital (1)	29	30	28	27	26
Efficiency ratio	71.07	70.65	71.43	72.23	73.74

Balance Sheet
Average
Total loans and leases	$164,403	$163,516	$161,869	$160,833	$159,095
Total earning assets (2)	285,033	265,039	256,286	255,147	262,776
Total assets (2)	297,123	283,264	273,582	272,318	279,716
Total deposits	261,831	247,427	238,291	236,214	243,077
Allocated capital (1)	14,500	14,500	14,500	14,500	14,500

Period end
Total loans and leases	$164,483	$164,854	$162,191	$162,034	$159,636
Total earning assets (2)	284,470	287,199	258,562	253,912	262,431
Total assets (2)	296,785	305,907	276,146	270,915	279,332
Total deposits	261,168	268,700	239,654	233,925	241,531

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Revenue by Business
Merrill Lynch Global Wealth Management	$3,965	$4,153	$3,951	$3,887	$3,996
Bank of America Private Bank (1)	855	875	866	854	860
Other	—	10	—	1	—
Total revenue, net of interest expense	$4,820	$5,038	$4,817	$4,742	$4,856

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,384,492	$2,193,562	$2,385,479	$2,311,598	$2,284,803
Bank of America Private Bank	452,477	427,294	455,894	442,608	440,683
Total client balances	$2,836,969	$2,620,856	$2,841,373	$2,754,206	$2,725,486

Client Balances by Type, at period end
Assets under management (2)	$1,126,255	$1,021,221	$1,144,375	$1,101,001	$1,084,717
Brokerage and other assets	1,282,091	1,162,997	1,292,219	1,254,135	1,236,799
Deposits	261,168	268,700	239,654	233,925	241,531
Loans and leases (3)	167,455	167,938	165,125	165,145	162,439
Total client balances	$2,836,969	$2,620,856	$2,841,373	$2,754,206	$2,725,486

Assets Under Management Rollforward
Assets under management, beginning balance	$1,021,221	$1,144,375	$1,101,001	$1,084,717	$1,080,747
Net client flows	13,473	(6,181)	7,572	10,775	24,240
Market valuation/other	91,561	(116,973)	35,802	5,509	(20,270)
Total assets under management, ending balance	$1,126,255	$1,021,221	$1,144,375	$1,101,001	$1,084,717

Associates, at period end (4)
Number of financial advisors	17,534	17,518	17,456	17,442	17,367
Total wealth advisors, including financial advisors	19,523	19,459	19,343	19,350	19,276
Total primary sales professionals, including financial advisors and wealth advisors	20,656	20,586	20,466	20,451	20,405

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (5) (in thousands)	$1,039	$1,046	$1,035	$1,017	$1,038

Bank of America Private Bank Metric, at period end
Primary sales professionals	1,795	1,748	1,711	1,723	1,738

(1)	Previously known as U.S. Trust.

(2)	Defined as managed assets under advisory and/or discretion of GWIM.

(3)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(4)
Includes financial advisors in the Consumer Banking segment of 2,773, 2,722, 2,618, 2,622 and 2,538 at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(5)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue, excluding the allocation of certain asset and liability management (ALM) activities, divided by the total average number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Net interest income	$2,790	$2,849	$2,726	$2,739	$2,679
Noninterest income:
Service charges	713	743	753	768	763
Investment banking fees	709	760	644	743	744
All other income	943	817	700	764	809
Total noninterest income	2,365	2,320	2,097	2,275	2,316
Total revenue, net of interest expense	5,155	5,169	4,823	5,014	4,995

Provision for credit losses	111	85	(70)	(23)	16

Noninterest expense	2,266	2,127	2,142	2,185	2,291
Income before income taxes	2,778	2,957	2,751	2,852	2,688
Income tax expense	750	769	714	741	699
Net income	$2,028	$2,188	$2,037	$2,111	$1,989

Net interest yield	2.98%	2.99%	2.99%	3.01%	3.00%
Return on average allocated capital (1)	20	21	20	21	20
Efficiency ratio	43.96	41.15	44.42	43.57	45.87

Balance Sheet
Average
Total loans and leases	$370,108	$357,410	$352,712	$355,088	$351,689
Total earning assets (2)	380,308	378,163	362,316	364,587	361,822
Total assets (2)	434,920	440,522	423,643	424,540	421,863
Total deposits	349,037	359,642	337,685	323,215	324,405
Allocated capital (1)	41,000	41,000	41,000	41,000	41,000

Period end
Total loans and leases	$373,017	$365,717	$352,332	$355,473	$355,165
Total earning assets (2)	381,490	377,812	368,095	364,428	365,895
Total assets (2)	436,066	442,330	430,846	426,448	425,328
Total deposits	343,897	360,248	350,748	326,029	331,238

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Investment Banking fees (1)
Advisory (2)	$303	$370	$237	$269	$276
Debt issuance	327	309	295	367	356
Equity issuance	79	81	112	107	112
Total Investment Banking fees (3)	$709	$760	$644	$743	$744

Business Lending
Corporate	$1,045	$1,051	$987	$1,120	$1,076
Commercial	1,034	1,066	1,025	973	975
Business Banking	94	96	99	99	98
Total Business Lending revenue	$2,173	$2,213	$2,111	$2,192	$2,149

Global Transaction Services
Corporate	$1,007	$1,004	$951	$956	$921
Commercial	891	872	832	829	813
Business Banking	266	266	248	241	232
Total Global Transaction Services revenue	$2,164	$2,142	$2,031	$2,026	$1,966

Average deposit balances
Interest-bearing	$174,924	$163,465	$140,126	$120,427	$113,312
Noninterest-bearing	174,113	196,177	197,559	202,788	211,093
Total average deposits	$349,037	$359,642	$337,685	$323,215	$324,405

Loan spread	1.44%	1.43%	1.48%	1.54%	1.53%

Provision for credit losses	$111	$85	$(70)	$(23)	$16

Credit quality (4, 5)
Reservable criticized utilized exposure	$10,308	$9,488	$10,065	$10,482	$11,865
	2.62%	2.43%	2.68%	2.77%	3.13%

Nonperforming loans, leases and foreclosed properties	$1,087	$1,004	$746	$1,133	$1,286
	0.29%	0.28%	0.21%	0.32%	0.36%

Average loans and leases by product
U.S. commercial	$214,642	$206,350	$201,372	$202,879	$200,726
Non-U.S. commercial	82,663	77,818	78,255	79,390	78,716
Commercial real estate	50,517	50,974	51,252	50,745	49,777
Commercial lease financing	22,286	22,266	21,831	22,069	22,469
Other	—	2	2	5	1
Total average loans and leases	$370,108	$357,410	$352,712	$355,088	$351,689

Total Corporation Investment Banking fees
Advisory (2)	$343	$397	$262	$303	$296
Debt issuance	748	699	684	874	827
Equity issuance	234	272	307	290	314
Total investment banking fees including self-led deals	1,325	1,368	1,253	1,467	1,437
Self-led deals	(61)	(20)	(49)	(45)	(84)
Total Investment Banking fees	$1,264	$1,348	$1,204	$1,422	$1,353

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Net interest income	$953	$936	$933	$968	$1,020
Noninterest income:
Investment and brokerage services	444	474	388	430	488
Investment banking fees	537	514	522	651	609
Trading account income	2,082	1,132	1,551	2,020	2,557
All other income	165	191	479	182	138
Total noninterest income	3,228	2,311	2,940	3,283	3,792
Total revenue, net of interest expense (1)	4,181	3,247	3,873	4,251	4,812

Provision for credit losses	(23)	6	(2)	(1)	(3)

Noninterest expense	2,755	2,553	2,633	2,726	2,923
Income before income taxes	1,449	688	1,242	1,526	1,892
Income tax expense	413	178	323	397	492
Net income	$1,036	$510	$919	$1,129	$1,400

Return on average allocated capital (2)	12%	6%	10%	13%	16%
Efficiency ratio	65.91	78.58	68.00	64.15	60.75

Balance Sheet
Average
Total trading-related assets	$474,303	$463,998	$460,279	$473,126	$463,169
Total loans and leases	70,080	70,609	71,231	75,053	73,763
Total earning assets	472,414	458,331	459,073	490,482	486,107
Total assets	664,052	655,069	652,481	678,501	678,354
Total deposits	31,366	31,077	30,721	30,736	32,320
Allocated capital (2)	35,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets	$485,637	$447,998	$456,643	$441,657	$450,512
Total loans and leases	70,052	73,928	73,023	73,496	75,638
Total earning assets	470,700	457,224	447,304	454,706	478,857
Total assets	671,123	641,923	646,359	637,110	648,605
Total deposits	31,073	37,841	41,102	31,450	32,301

Trading-related assets (average)
Trading account securities	$225,254	$225,335	$215,397	$209,271	$210,278
Reverse repurchases	122,753	119,341	124,842	132,257	123,948
Securities borrowed	84,343	75,374	74,648	83,282	82,376
Derivative assets	41,953	43,948	45,392	48,316	46,567
Total trading-related assets	$474,303	$463,998	$460,279	$473,126	$463,169

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 21.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Sales and trading revenue (1)
Fixed-income, currencies and commodities	$2,279	$1,517	$1,989	$2,132	$2,633
Equities	1,181	1,071	998	1,319	1,512
Total sales and trading revenue	$3,460	$2,588	$2,987	$3,451	$4,145

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed-income, currencies and commodities	$2,358	$1,472	$2,069	$2,316	$2,556
Equities	1,192	1,064	1,017	1,314	1,525
Total sales and trading revenue, excluding net debit valuation adjustment	$3,550	$2,536	$3,086	$3,630	$4,081

Sales and trading revenue breakdown
Net interest income	$750	$806	$813	$842	$895
Commissions	433	463	378	420	476
Trading	2,081	1,131	1,550	2,020	2,556
Other	196	188	246	169	218
Total sales and trading revenue	$3,460	$2,588	$2,987	$3,451	$4,145

(1)
Includes Global Banking sales and trading revenue of $115 million, $126 million, $51 million, $79 million and $165 million for the first quarter of 2019 and the fourth, third, second and first quarters of 2018, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Net interest income	$(5)	$151	$178	$144	$159
Noninterest income (loss)	(626)	(736)	(258)	(681)	(582)
Total revenue, net of interest expense	(631)	(585)	(80)	(537)	(423)

Provision for credit losses	(54)	(124)	(95)	(105)	(152)

Noninterest expense	418	392	471	518	500
Loss before income taxes	(995)	(853)	(456)	(950)	(771)
Income tax expense (benefit)	(947)	(915)	(488)	(601)	(774)
Net income (loss)	$(48)	$62	$32	$(349)	$3

Balance Sheet
Average
Total loans and leases	$47,160	$53,324	$59,930	$63,155	$67,811
Total assets (2)	195,635	196,704	208,458	187,337	199,298
Total deposits	20,691	19,979	22,118	22,682	23,115

Period end
Total loans and leases	$45,609	$48,061	$54,978	$61,256	$64,584
Total assets (3)	178,680	195,466	219,984	189,009	200,956
Total deposits	21,472	18,541	21,375	22,757	22,106

(1)
All Other consists of ALM activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $542.4 billion, $525.6 billion, $516.3 billion, $519.6 billion and $514.6 billion for the first quarter of 2019 and fourth, third, second and first quarters of 2018, respectively.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $566.8 billion, $540.8 billion, $529.8 billion, $522.2 billion and $543.3 billion at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	March 31 2019	December 31 2018	March 31 2018
Consumer
Residential mortgage	$212,023	$208,557	$204,112
Home equity	46,241	48,286	55,308
U.S. credit card	93,009	98,338	93,014
Direct/Indirect consumer (1)	89,548	91,166	93,942
Other consumer (2)	152	202	131
Total consumer loans excluding loans accounted for under the fair value option	440,973	446,549	446,507
Consumer loans accounted for under the fair value option (3)	668	682	894
Total consumer	441,641	447,231	447,401

Commercial
U.S. commercial	300,399	299,277	288,476
Non-U.S. commercial	101,029	98,776	97,365
Commercial real estate (4)	61,215	60,845	60,085
Commercial lease financing	21,196	22,534	21,764
	483,839	481,432	467,690
U.S. small business commercial (5)	14,616	14,565	13,892
Total commercial loans excluding loans accounted for under the fair value option	498,455	495,997	481,582
Commercial loans accounted for under the fair value option (3)	5,519	3,667	5,095
Total commercial	503,974	499,664	486,677
Total loans and leases	$945,615	$946,895	$934,078

(1)
Includes auto and specialty lending loans and leases of $49.9 billion, $50.1 billion and $51.8 billion, unsecured consumer lending loans of $355 million, $383 million and $428 million, U.S. securities-based lending loans of $35.8 billion, $37.0 billion and $38.1 billion, non-U.S. consumer loans of $2.8 billion, $2.9 billion and $2.9 billion and other consumer loans of $697 million, $746 million and $676 million at March 31, 2019, December 31, 2018 and March 31, 2018, respectively.

(2)	Substantially all of other consumer is consumer overdrafts.

(3)
Consumer loans accounted for under the fair value option include residential mortgage loans of $315 million, $336 million and $523 million and home equity loans of $353 million, $346 million and $371 million at March 31, 2019, December 31, 2018 and March 31, 2018, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $2.8 billion, $2.5 billion and $3.2 billion and non-U.S. commercial loans of $2.7 billion, $1.1 billion and $1.9 billion at March 31, 2019, December 31, 2018 and March 31, 2018, respectively.

(4)
Includes U.S. commercial real estate loans of $56.8 billion, $56.6 billion and $55.6 billion and non-U.S. commercial real estate loans of $4.4 billion, $4.2 billion and $4.5 billion at March 31, 2019, December 31, 2018 and March 31, 2018, respectively.

(5)	Includes card-related products.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	First Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$210,174	$93,881	$76,822	$—	$—	$39,471
Home equity	47,690	35,816	3,575	—	348	7,951
U.S. credit card	95,008	92,213	2,795	—	—	—
Direct/Indirect and other consumer	90,430	50,602	39,824	—	—	4
Total consumer	443,302	272,512	123,016	—	348	47,426

Commercial
U.S. commercial	316,089	19,744	37,727	214,642	43,766	210
Non-U.S. commercial	101,996	—	107	82,663	19,198	28
Commercial real estate	60,859	13	3,550	50,517	6,768	11
Commercial lease financing	21,774	—	3	22,286	—	(515)
Total commercial	500,718	19,757	41,387	370,108	69,732	(266)
Total loans and leases	$944,020	$292,269	$164,403	$370,108	$70,080	$47,160

	Fourth Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$209,646	$90,307	$75,895	$2	$4	$43,438
Home equity	50,757	36,664	3,652	—	345	10,096
U.S. credit card	95,766	92,752	3,014	—	—	—
Direct/Indirect and other consumer	91,458	50,692	40,762	—	—	4
Total consumer	447,627	270,415	123,323	2	349	53,538

Commercial
U.S. commercial	308,557	19,433	36,527	206,350	45,992	255
Non-U.S. commercial	95,937	—	113	77,818	17,939	67
Commercial real estate	60,876	14	3,550	50,974	6,329	9
Commercial lease financing	21,724	—	3	22,266	—	(545)
Total commercial	487,094	19,447	40,193	357,408	70,260	(214)
Total loans and leases	$934,721	$289,862	$163,516	$357,410	$70,609	$53,324

	First Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$204,830	$77,265	$72,587	$—	$—	$54,978
Home equity	56,952	39,407	3,997	—	362	13,186
U.S. credit card	94,423	91,372	3,051	—	—	—
Direct/Indirect and other consumer	95,292	52,867	42,419	1	—	5
Total consumer	451,497	260,911	122,054	1	362	68,169

Commercial
U.S. commercial	299,850	18,626	33,333	200,726	46,933	232
Non-U.S. commercial	99,504	—	27	78,716	20,737	24
Commercial real estate	59,231	20	3,678	49,777	5,731	25
Commercial lease financing	21,833	—	3	22,469	—	(639)
Total commercial	480,418	18,646	37,041	351,688	73,401	(358)
Total loans and leases	$931,915	$279,557	$159,095	$351,689	$73,763	$67,811

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	March 31 2019	December 31 2018	March 31 2018	March 31 2019	December 31 2018	March 31 2018
Asset managers and funds	$67,300	$71,756	$70,819	$104,843	$107,888	$103,466
Real estate (5)	66,568	65,328	64,507	87,529	86,514	88,750
Capital goods	38,628	39,192	39,560	73,686	75,080	73,650
Finance companies	36,432	36,662	31,984	57,199	56,659	52,392
Healthcare equipment and services	36,095	35,763	37,456	56,488	56,489	58,960
Government and public education	42,950	43,675	47,499	54,321	54,749	57,269
Materials	28,203	27,347	26,213	52,286	51,865	50,569
Retailing	25,943	25,333	25,679	45,945	47,507	45,241
Food, beverage and tobacco	23,978	23,586	22,351	43,153	42,745	44,620
Consumer services	25,514	25,702	27,160	42,788	43,298	43,005
Commercial services and supplies	21,549	22,623	22,686	38,768	39,349	36,387
Energy	14,643	13,727	15,888	32,842	32,279	35,564
Transportation	23,519	22,814	21,652	32,099	31,523	30,121
Global commercial banks	28,262	26,269	28,142	30,535	28,321	30,218
Utilities	12,208	12,035	11,515	30,146	27,623	28,639
Individuals and trusts	18,628	18,643	19,276	25,159	25,019	25,161
Technology hardware and equipment	11,514	13,014	10,116	24,398	26,228	21,691
Media	11,676	12,132	13,089	23,641	24,502	36,778
Vehicle dealers	18,100	17,603	16,621	21,168	20,446	20,409
Software and services	9,658	8,809	7,971	20,727	19,172	20,757
Pharmaceuticals and biotechnology	6,638	7,430	4,785	18,660	23,634	20,116
Consumer durables and apparel	9,870	9,904	9,286	18,625	20,199	18,535
Telecommunication services	8,695	8,686	6,234	16,158	14,166	12,823
Automobiles and components	7,632	7,131	7,097	14,143	13,893	13,993
Insurance	5,841	8,674	6,230	13,834	15,807	12,853
Food and staples retailing	5,982	4,787	5,298	9,733	9,093	11,452
Religious and social organizations	4,061	3,757	3,823	6,077	5,620	5,697
Financial markets infrastructure (clearinghouses)	1,776	2,382	1,499	3,491	4,107	3,261
Other	6,067	6,249	5,252	6,067	6,241	5,247
Total commercial credit exposure by industry	$617,930	$621,013	$609,688	$1,004,509	$1,010,016	$1,007,624

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $32.5 billion, $32.4 billion and $36.5 billion at March 31, 2019, December 31, 2018 and March 31, 2018, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $28.9 billion, $33.0 billion and $36.9 billion, which consists primarily of other marketable securities, at March 31, 2019, December 31, 2018 and March 31, 2018, respectively.

(2)
Total utilized and total committed exposure includes loans of $5.5 billion, $3.7 billion and $5.1 billion and issued letters of credit with a notional amount of $61 million, $100 million and $193 million accounted for under the fair value option at March 31, 2019, December 31, 2018 and March 31, 2018, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.0 billion, $3.0 billion and $4.2 billion at March 31, 2019, December 31, 2018 and March 31, 2018, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at March 31 2019	Hedges and Credit Default Protection (3)	Net Country Exposure at March 31 2019 (4)	Increase (Decrease) from December 31 2018
United Kingdom	$33,105	$16,444	$7,001	$1,681	$58,231	$(4,491)	$53,740	$(1,114)
Germany	23,747	10,421	2,167	955	37,290	(3,338)	33,952	5,295
Japan	17,976	816	1,693	940	21,425	(1,298)	20,127	104
Canada	7,453	7,012	1,304	2,286	18,055	(821)	17,234	(2,281)
China	11,692	770	714	1,276	14,452	(265)	14,187	(454)
France	7,262	5,673	1,246	2,310	16,491	(3,800)	12,691	40
India	7,725	363	422	4,049	12,559	(166)	12,393	1,281
Brazil	7,071	589	203	4,065	11,928	(291)	11,637	1,388
Australia	6,467	3,605	329	1,435	11,836	(409)	11,427	1,497
South Korea	5,690	588	765	1,994	9,037	(217)	8,820	(350)
Netherlands	6,708	2,611	468	392	10,179	(1,549)	8,630	(2,947)
Switzerland	4,933	3,359	307	136	8,735	(1,160)	7,575	(189)
Hong Kong	5,598	268	446	1,227	7,539	(39)	7,500	264
Mexico	4,028	1,319	100	1,079	6,526	(174)	6,352	116
Belgium	4,784	1,008	110	650	6,552	(328)	6,224	646
Singapore	3,373	160	142	2,333	6,008	(57)	5,951	434
Spain	3,968	1,325	141	765	6,199	(1,583)	4,616	(34)
Italy	2,389	1,511	505	774	5,179	(1,512)	3,667	586
United Arab Emirates	3,247	257	98	118	3,720	(53)	3,667	18
Ireland	1,475	1,079	90	129	2,773	(62)	2,711	550
Total top 20 non-U.S. countries exposure	$168,691	$59,178	$18,251	$28,594	$274,714	$(21,613)	$253,101	$4,850

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	March 31 2019	December 31 2018	September 30 2018	June 30 2018	March 31 2018
Residential mortgage	$1,773	$1,893	$2,034	$2,140	$2,262
Home equity	1,751	1,893	2,226	2,452	2,598
Direct/Indirect consumer	54	56	46	47	46
Total consumer	3,578	3,842	4,306	4,639	4,906
U.S. commercial	870	794	699	881	1,059
Non-U.S. commercial	80	80	31	170	255
Commercial real estate	213	156	46	117	73
Commercial lease financing	52	18	14	34	27
	1,215	1,048	790	1,202	1,414
U.S. small business commercial	57	54	58	56	58
Total commercial	1,272	1,102	848	1,258	1,472
Total nonperforming loans and leases	4,850	4,944	5,154	5,897	6,378
Foreclosed properties (1)	295	300	295	284	316
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$5,145	$5,244	$5,449	$6,181	$6,694

Fully-insured home loans past due 30 days or more and still accruing	$2,390	$2,790	$3,183	$3,454	$3,915
Consumer credit card past due 30 days or more and still accruing	1,932	1,989	1,805	1,695	1,795
Other loans past due 30 days or more and still accruing	2,905	3,539	3,255	3,682	3,684
Total loans past due 30 days or more and still accruing (3, 5, 6)	$7,227	$8,318	$8,243	$8,831	$9,394

Fully-insured home loans past due 90 days or more and still accruing	$1,593	$1,884	$2,161	$2,483	$2,885
Consumer credit card past due 90 days or more and still accruing	1,005	994	872	865	925
Other loans past due 90 days or more and still accruing	181	352	256	341	234
Total loans past due 90 days or more and still accruing (3, 5, 6)	$2,779	$3,230	$3,289	$3,689	$4,044

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.22%	0.22%	0.23%	0.27%	0.29%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.55	0.56	0.59	0.66	0.72
Nonperforming loans and leases/Total loans and leases (7)	0.52	0.52	0.56	0.63	0.69

Commercial reservable criticized utilized exposure (8)	$11,821	$11,061	$11,597	$12,357	$13,366
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (8)	2.22%	2.08%	2.26%	2.40%	2.58%
Total commercial criticized utilized exposure/Commercial utilized exposure (8)	2.07	1.93	2.16	2.34	2.45

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $400 million, $488 million, $500 million, $573 million and $680 million at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:

	March 31 2019	December 31 2018	September 30 2018	June 30 2018	March 31 2018
Nonperforming loans held-for-sale	$457	$291	$177	$220	$233
Nonperforming loans accounted for under the fair value option	67	12	16	46	37

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $4 million, $53 million, $30 million, $28 million and $83 million at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively, and loans held-for-sale past due 90 days or more and still accruing of $1 million, $2 million, $8 million, $11 million and $8 million at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively. At March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, there were $6 million, $10 million, $21 million, $24 million and $27 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $6.2 billion, $4.3 billion, $5.7 billion, $6.2 billion and $6.0 billion at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$3,842	$4,306	$4,639	$4,906	$5,166
Additions	391	545	484	599	812
Reductions:
Paydowns and payoffs	(188)	(214)	(238)	(261)	(245)
Sales	(164)	(438)	(145)	(117)	(269)
Returns to performing status (2)	(249)	(274)	(309)	(336)	(364)
Charge-offs (3)	(28)	(51)	(89)	(114)	(147)
Transfers to foreclosed properties	(26)	(32)	(36)	(38)	(45)
Transfers to loans held-for-sale	—	—	—	—	(2)
Total net reductions to nonperforming loans and leases	(264)	(464)	(333)	(267)	(260)
Total nonperforming consumer loans and leases, end of period	3,578	3,842	4,306	4,639	4,906
Foreclosed properties	236	244	265	263	264
Nonperforming consumer loans, leases and foreclosed properties, end of period	$3,814	$4,086	$4,571	$4,902	$5,170

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,102	$848	$1,258	$1,472	$1,304
Additions	640	500	235	244	436
Reductions:
Paydowns	(108)	(122)	(287)	(193)	(169)
Sales	(43)	(6)	(130)	(50)	(24)
Return to performing status (5)	(34)	(33)	(95)	(91)	(27)
Charge-offs	(97)	(85)	(116)	(112)	(48)
Transfers to foreclosed properties	(7)	—	(12)	—	—
Transfers to loans held-for-sale	(181)	—	(5)	(12)	—
Total net additions (reductions) to nonperforming loans and leases	170	254	(410)	(214)	168
Total nonperforming commercial loans and leases, end of period	1,272	1,102	848	1,258	1,472
Foreclosed properties	59	56	30	21	52
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,331	$1,158	$878	$1,279	$1,524

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 27.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	First Quarter 2019		Fourth Quarter 2018		Third Quarter 2018		Second Quarter 2018		First Quarter 2018
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(16)	(0.03)%	$15	0.03%	$12	0.02%	$7	0.01%	$(6)	(0.01)%
Home equity	11	0.10	(15)	(0.12)	(20)	(0.15)	—	—	33	0.23
U.S. credit card	745	3.18	699	2.90	698	2.92	739	3.17	701	3.01
Direct/Indirect consumer	54	0.24	53	0.23	42	0.18	41	0.18	59	0.25
Other consumer	41	n/m	52	n/m	44	n/m	43	n/m	43	n/m
Total consumer	835	0.77	804	0.71	776	0.69	830	0.74	830	0.75
U.S. commercial	83	0.11	43	0.06	70	0.10	78	0.11	24	0.03
Non-U.S. commercial	—	—	20	0.09	25	0.10	19	0.08	4	0.02
Commercial real estate	5	0.03	(2)	(0.02)	2	0.02	4	0.03	(3)	(0.02)
Commercial lease financing	—	—	(1)	(0.01)	—	—	1	0.01	(1)	(0.01)
	88	0.07	60	0.05	97	0.08	102	0.09	24	0.02
U.S. small business commercial	68	1.90	60	1.65	59	1.67	64	1.82	57	1.67
Total commercial	156	0.13	120	0.10	156	0.13	166	0.14	81	0.07
Total net charge-offs	$991	0.43	$924	0.39	$932	0.40	$996	0.43	$911	0.40

By Business Segment and All Other
Consumer Banking	$925	1.28%	$889	1.22%	$853	1.19%	$896	1.28%	$877	1.27%
Global Wealth & Investment Management	12	0.03	8	0.02	13	0.03	15	0.04	25	0.06
Global Banking	82	0.09	56	0.06	85	0.10	86	0.10	19	0.02
Global Markets	—	—	—	—	3	0.02	14	0.08	6	0.03
All Other	(28)	(0.24)	(29)	(0.22)	(22)	(0.15)	(15)	(0.10)	(16)	(0.10)
Total net charge-offs	$991	0.43	$924	0.39	$932	0.40	$996	0.43	$911	0.40

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)
Includes loan sales charge-offs (recoveries) of $(10) million, $25 million, $6 million, $(5) million and $(18) million for the first quarter of 2019 and fourth, third, second and first quarters of 2018, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	March 31, 2019			December 31, 2018			March 31, 2018
	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$379	3.96%	0.18%	$422	4.40%	0.20%	$611	5.96%	0.30%
Home equity	443	4.63	0.96	506	5.27	1.05	919	8.96	1.66
U.S. credit card	3,666	38.27	3.94	3,597	37.47	3.66	3,425	33.38	3.68
Direct/Indirect consumer	238	2.49	0.27	248	2.58	0.27	265	2.58	0.28
Other consumer	30	0.31	n/m	29	0.30	n/m	30	0.29	n/m
Total consumer	4,756	49.66	1.08	4,802	50.02	1.08	5,250	51.17	1.18
U.S. commercial (3)	2,997	31.29	0.95	3,010	31.35	0.96	3,091	30.12	1.02
Non-U.S.commercial	705	7.36	0.70	677	7.05	0.69	801	7.81	0.82
Commercial real estate	965	10.08	1.58	958	9.98	1.57	953	9.29	1.59
Commercial lease financing	154	1.61	0.73	154	1.60	0.68	165	1.61	0.76
Total commercial	4,821	50.34	0.97	4,799	49.98	0.97	5,010	48.83	1.04
Allowance for loan and lease losses	9,577	100.00%	1.02	9,601	100.00%	1.02	10,260	100.00%	1.11
Reserve for unfunded lending commitments	802			797			782
Allowance for credit losses	$10,379			$10,398			$11,042

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.02%			1.02%			1.11%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		197			194			161
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.38			2.62			2.78

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $315 million, $336 million and $523 million and home equity loans of $353 million, $346 million and $371 million at March 31, 2019, December 31, 2018 and March 31, 2018, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $2.8 billion, $2.5 billion and $3.2 billion and non-U.S. commercial loans of $2.7 billion, $1.1 billion and $1.9 billion at March 31, 2019, December 31, 2018 and March 31, 2018, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $6.2 billion, $4.3 billion and $6.0 billion at March 31, 2019, December 31, 2018 and March 31, 2018, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $489 million, $474 million and $446 million at March 31, 2019, December 31, 2018 and March 31, 2018, respectively.

(4)
Allowance for loan and lease losses includes $4.1 billion, $4.0 billion and $4.0 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at March 31, 2019, December 31, 2018 and March 31, 2018, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 113 percent, 113 percent and 98 percent at March 31, 2019, December 31, 2018 and March 31, 2018, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	30

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018

Reconciliation of average shareholders’ equity to average tangible common shareholders’ equity and average tangible shareholders’ equity
Shareholders’ equity	$266,217	$263,698	$264,653	$265,181	$265,480
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,763)	(1,857)	(1,992)	(2,126)	(2,261)
Related deferred tax liabilities	841	874	896	916	939
Tangible shareholders’ equity	$196,344	$193,764	$194,606	$195,020	$195,207
Preferred stock	(22,326)	(22,326)	(22,841)	(23,868)	(22,767)
Tangible common shareholders’ equity	$174,018	$171,438	$171,765	$171,152	$172,440

Reconciliation of period-end shareholders’ equity to period-end tangible common shareholders’ equity and period-end tangible shareholders’ equity
Shareholders’ equity	$267,010	$265,325	$262,158	$264,216	$266,224
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,747)	(1,774)	(1,908)	(2,043)	(2,177)
Related deferred tax liabilities	773	858	878	900	920
Tangible shareholders’ equity	$197,085	$195,458	$192,177	$194,122	$196,016
Preferred stock	(22,326)	(22,326)	(22,326)	(23,181)	(24,672)
Tangible common shareholders’ equity	$174,759	$173,132	$169,851	$170,941	$171,344

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,377,164	$2,354,507	$2,338,833	$2,291,670	$2,328,478
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,747)	(1,774)	(1,908)	(2,043)	(2,177)
Related deferred tax liabilities	773	858	878	900	920
Tangible assets	$2,307,239	$2,284,640	$2,268,852	$2,221,576	$2,258,270

Book value per share of common stock
Common shareholders’ equity	$244,684	$242,999	$239,832	$241,035	$241,552
Ending common shares issued and outstanding	9,568.4	9,669.3	9,858.3	10,012.7	10,175.9
Book value per share of common stock	$25.57	$25.13	$24.33	$24.07	$23.74

Tangible book value per share of common stock
Tangible common shareholders’ equity	$174,759	$173,132	$169,851	$170,941	$171,344
Ending common shares issued and outstanding	9,568.4	9,669.3	9,858.3	10,012.7	10,175.9
Tangible book value per share of common stock	$18.26	$17.91	$17.23	$17.07	$16.84

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	31